Exhibit 10.1

AMENDMENT NO. 1

TO

EMPLOYMENT AND SEVERANCE AGREEMENT

This Amendment No. 1 to Employment and Severance Agreement (this “Amendment”) is made the 31st day of March, 2021, to be effective as indicated herein, by and between OneSpaWorld Holdings Limited (the “Company”) and Leonard Fluxman (“Employee”).

WITNESSETH:

WHEREAS, the Company and Employee entered into an Employment and Severance Agreement effective as of March 19, 2019 (the “Employment and Severance Agreement”);

WHEREAS, the Board of Directors of the Company, as reflected in its unanimous action of March 31, 2021, approved this Amendment; and

WHEREAS, the Company and Employee desire to amend the Employment and Severance Agreement as reflected in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

1.	Employee’s Duties; At Will Nature of Employment

The first sentence of Section 1 of the Employment and Severance Agreement is hereby deleted in its entirety and replaced with the following new language:

“Effective on March 31, 2021, the Company hereby employs Employee as Executive Chairman and Chief Executive Officer of the Company and Employee hereby accepts such employment.”

2.	Effect of Amendment

Except as provided in this Amendment, (i) the Employment and Severance Agreement shall remain in full force and effect in accordance with its terms and (ii) this Amendment shall be incorporated into the Employment and Severance Agreement and be subject to all of the terms, obligations and conditions as set forth therein.

3.	Conflicts

In the event there are any conflicts between the terms of this Amendment and the terms of the Employment and Severance Agreement, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first above written.

OneSpaWorld Holdings Limited

/s/ Leonard Fluxman	By: /s/ Stephen Lazarus
Leonard Fluxman	Stephen Lazarus
Title: Chief Operating Officer and Chief Financial Officer